LAZARD RETIREMENT SERIES
================================================================================


                              -------------------
                              PROSPECTUS
                              -------------------


                              May 1, 1999





                              -----------------------------------------

                              Lazard Retirement International Equity Portfolio Lazard Retirement Emerging Markets Portfolio

                              -----------------------------------------

                              30 Rockefeller Plaza
                              New York, New York 10112
                              (800) 823-6300












         AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

TABLE OF CONTENTS
===============================================================================

CAREFULLY REVIEW THIS IMPORTANT SECTION, WHICH SUMMARIZES EACH PORTFOLIO'S INVESTMENTS, RISKS
                    ------------------------------------------------
                    RISK/RETURN SUMMARY
                    ------------------------------------------------

                 5  LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

                 6  LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO


REVIEW THIS SECTION FOR INFORMATION ON INVESTMENT STRATEGIES AND THEIR RISKS.
                    ------------------------------------------------
                    INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
                    ------------------------------------------------

                 8  LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

                10  LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO


REVIEW THIS SECTION FOR DETAILS ON THE PEOPLE AND ORGANIZATIONS WHO OVERSEE THE PORTFOLIOS.
                    ------------------------------------------------
                    FUND MANAGEMENT
                    ------------------------------------------------

                12  INVESTMENT MANAGER

                12  PRINCIPAL PORTFOLIO MANAGERS

                12  ADMINISTRATOR

                13  DISTRIBUTOR

                13  CUSTODIAN


REVIEW THIS SECTION FOR DETAILS ON HOW SHARES ARE VALUED, HOW TO PURCHASE AND SELL SHARES, RELATED CHARGES AND PAYMENTS OF DIVIDENDS AND DISTRIBUTIONS
                    ------------------------------------------------
                    ACCOUNT POLICIES
                    ------------------------------------------------

                14  BUYING SHARES

                14  DISTRIBUTION AND SERVICE (12B-1) FEES

                14  SELLING SHARES

                15  DIVIDENDS, DISTRIBUTIONS AND TAXES

REVIEW THIS SECTION FOR RECENT FINANCIAL INFORMATION.

                    ------------------------------------------------
                16  FINANCIAL HIGHLIGHTS
                    ------------------------------------------------

WHERE TO READ ABOUT THE PERFORMANCE OF SIMILARLY MANAGED FUNDS.
                    ------------------------------------------------
                18 PERFORMANCE INFORMATION OF PUBLICLY OFFERED FUNDS--NOT THE PORTFOLIOS
                    ------------------------------------------------

WHERE TO LEARN MORE ABOUT THE PORTFOLIOS.
                    ------------------------------------------------
                    BACK COVER
                    ------------------------------------------------

-------------------------------------------------------------------------
LAZARD ASSET MANAGEMENT, A DIVISION OF LAZARD FRE'RES & CO. LLC ("LAZARD FRE'RES"), SERVES AS EACH PORTFOLIO'S INVESTMENT MANAGER.
-------------------------------------------------------------------------


The portfolios (each, a "Portfolio") of Lazard Retirement Series, Inc. (the "Fund") are intended to be funding vehicles for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") offered by the separate accounts of Participating Insurance Companies. Individuals may not purchase shares directly from the Fund. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Fund assumes no responsibility. Pursuant to a separate prospectus, Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). Differences in tax treatment or other considerations may cause the interests of Policy owners and Eligible Plan participants investing in a Portfolio to conflict. The Fund's Board will monitor each Portfolio for any material conflicts and determine what action, if any, should be taken. The investment objective and policies of a Portfolio may be similar to other funds/portfolios managed or advised by Lazard Asset Management. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other Lazard fund/portfolio.

THE PORTFOLIOS

The Fund consists of nine separate Portfolios, only two of which, Retirement International Equity Portfolio and Retirement Emerging Markets Portfolio, are
being offered through this Prospectus. Each Portfolio has its own investment objective, strategies and risk/return profile and invests in different securities, depending on its investment objective. Each Portfolio can be expected to have a different degree of risk and yield or return. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

You should be aware that the Portfolios:

o Are not bank deposits

o Are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

o Are not guaranteed to achieve their stated goals

INFORMATION ON EACH PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).

The Portfolios offered in this Prospectus will invest primarily in equity securities, including common stocks, preferred stocks and convertible securities of both U.S. and non-U.S. issuers. The Investment Manager seeks to identify undervalued securities based on earnings, cash flow and asset values. The Investment Manager focuses on individual stock selection rather than on general stock market trends.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolios' performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing growth stocks).

RISK/RETURN SUMMARY
===============================================================================

LAZARD RETIREMENT
INTERNATIONAL EQUITY PORTFOLIO


INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT  STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large, non-U.S. companies (those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Ordinarily, the Portfolio invests in at least three different foreign countries.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The Portfolio's performance will be influenced by political, social and economic factors affecting non-U.S. companies. These risks include changes in currency exchange rates, a lack of adequate company information, political instability and differing auditing and legal standards. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
As of the date of this prospectus, the Portfolio had not completed a year of operations. Accordingly, no performance information is provided.

--------------------------
LAZARD RETIREMENT
EMERGING MARKETS PORTFOLIO
--------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International Emerging Markets (Free) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

PRINCIPAL INVESTMENT RISKS

The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards. In addition, emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

The accompanying bar chart and table provide some indication of the risks of investing in the Lazard Retirement Emerging Markets Portfolio by showing the Portfolio's annual returns and its long-term performance. The bar chart shows the performance of the Portfolio's shares for its first full calendar year of operations. The table compares the performance of the Portfolio's shares over time to that of the Morgan Stanley Capital International (MSCI) Emerging Markets
(Free) Index and the International Finance Corp. (IFC) Investable Total Return Index, an index of emerging markets securities that represent 65% of market capital compiled by the International Finance Corporation. Both the bar chart and table assume reinvestment of dividends and distributions. Performance information does not reflect the fees and charges imposed at the separate account level and such charges will have the effect of reducing performance. Past performance does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
                         -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31

                                      1998
                                     (22.85%)
                        [the above is the bar chart data]

-------------------------------------------------------------------------------
      Best quarter:                  12/31/98                11.78%
      Worst quarter:                  9/30/98               (22.58)%
-------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ending December 31, 1998)

                                Inception Date   Past Year   Since Inception
-------------------------------------------------------------------------------
PORTFOLIO                          11/4/97       (22.85)%      (23.31)%
-------------------------------------------------------------------------------
MSCI EMERGING MARKETS
(FREE) INDEX                                     (25.34)%      (26.32)%
-------------------------------------------------------------------------------
IFC Investable
TOTAL RETURN INDEX                               (22.02)%      (21.69)%
-------------------------------------------------------------------------------

                   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


                LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
===============================================================================
                               Ticker Symbol: N/A


INVESTMENT OBJECTIVE AND STRATEGIES

The International Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies (those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Portfolio generally invests at least 80% of its total assets in equity securities of companies located in at least three different non-U.S. countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Investment Manager currently intends to invest the Portfolio's assets primarily in companies based in developed markets.

The Portfolio may invest up to 20% of its total assets in investment grade fixed-income securities and short-term money market instruments. The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities.

The Portfolio typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or falls short of the Investment Manager's expectations.


RISK FACTORS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

The Portfolio's performance will be influenced by political, social and economic factors affecting companies around the world. These risks include changes in currency exchanges rates, a lack of adequate company information, political instability, and differing auditing and legal standards.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already underpriced.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in options and futures transactions primarily to hedge its portfolio, it may also use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

                  LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
================================================================================
                               Ticker Symbol: N/A


INVESTMENT OBJECTIVE AND STRATEGIES

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal business activities are located in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Emerging market countries include all countries represented by the Morgan Stanley Capital International Emerging Markets (Free) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, Sri Lanka, South Africa, Taiwan, Thailand, Turkey and Venezuela.

The Portfolio generally invests at least 65% of its total assets in equity securities, including American and Global Depositary Receipts, of companies whose principal business activities are located in emerging market countries. The Portfolio invests at least 65% of its total assets in equity securities of companies in at least three different non-U.S. countries. The allocation of the Portfolio's assets among emerging market countries may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Europe.

The Portfolio may invest in closed-end investment companies that invest in emerging market securities. When the Investment Manager believes it is warranted, the Portfolio may invest, without limitation, in high quality fixed-income securities or the equity securities of U.S. companies.

The Portfolio may engage, to a limited extent, in various investment techniques, such as options and futures transactions, foreign currency transactions and lending portfolio securities.


RISK FACTORS

The securities markets of emerging market countries can be extremely volatile. The value of your investment in the Portfolio will go up and down, which means that you could lose money.

The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. These risks include changes in currency exchange rates, a lack of adequate company information, political instability, and differing auditing and legal standards. In addition, emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. The Portfolio would do this only in seeking to avoid losses, but this could reduce the benefit from any upswing in the market and may result in the Portfolio not achieving its investment objective.

While the Portfolio may engage in options and futures transactions primarily to hedge its portfolio, it may also use these transactions to increase returns; however, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as options and futures, can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. Accordingly, the Portfolio's securities may be more sensitive to changes in the market value of a single company or industry.

                                FUND MANAGEMENT


INVESTMENT MANAGER

Lazard Asset Management, 30 Rockefeller Plaza, New York, New York 10112, serves as the Investment Manager of the Portfolios. The Investment Manager is a division of Lazard Freres, a New York limited liability company, which is registered as an investment adviser with the Securities and Exchange Commission (the "Commission") and is a member of the New York, American and Midwest Stock Exchanges. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. The Investment Manager provides investment management services to client discretionary accounts with assets totaling approximately $64 billion as of March 31, 1999. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net asset value. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 1998, the Investment Manager waived all of its management fees with respect to those Portfolios indicated below.

                                                       Effective Annual Rate of
                               Investment Management     Investment Management
Name of Portfolio                   Fee Payable          Fee Paid After Waiver
---------------                --------------------      ---------------------

International Equity Portfolio       .75%                         0%
Emerging Markets Portfolio          1.00%                         0%

PRINCIPAL PORTFOLIO MANAGERS

All of the Portfolios are managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of each of the Portfolios are as follows:

INTERNATIONAL EQUITY PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)

EMERGING MARKETS PORTFOLIO--Herbert W. Gullquist and John R. Reinsberg (each since inception)

HERBERT W. GULLQUIST. Mr. Gullquist has been Vice Chairman of the Investment Manager since 1997 and a Managing Director and Chief Investment Officer of the Investment Manager since 1982. He joined the Investment Manager in November, 1982.

JOHN R. REINSBERG. Mr. Reinsberg is a Managing Director of the Investment Manager. He joined the Investment Manager in January, 1992.


ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator.

DISTRIBUTOR

Lazard Freres acts as distributor for the Portfolios.


CUSTODIAN

State Street acts as custodian of the Portfolio's investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.


YEAR 2000 ISSUES

Each Portfolio could be adversely affected if the computer systems used by the Investment Manager and the Fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Portfolios, the Investment Manager is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. While the Portfolios cannot predict at this time the degree of impact, it is possible that foreign markets will be less prepared than U.S. ones.

                                ACCOUNT POLICIES

BUYING SHARES

Portfolio shares are offered only to separate accounts of Participating Insurance Companies. INDIVIDUALS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about buying Portfolio shares.

The price for Portfolio shares is the Portfolio's net asset value per share
(NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the exchange is open. Purchase orders from separate accounts received in proper form by the Participating Insurance Company on a given business day are priced at the NAV calculated on such day, provided that the order and Federal Funds in the net amount of such order is received by the Fund in proper form on the next business day. The Participating Insurance Company is responsible for properly transmitting purchase orders and Federal Funds.

Each Portfolio's investments are generally valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's board. Foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its NAV and thus affect the Portfolio's NAV on days when shareholders have no access to the Portfolio.


DISTRIBUTION AND SERVICE (12B-1) FEES

The Fund has adopted a plan under rule 12b-1 that allows each Portfolio to pay Lazard Freres a fee at the annual rate of .25% of the value of the Portfolio's average daily net assets for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these fees will increase the cost of a shareholder's investment and may cost shareholders more than paying other types of sales charges.


SELLING SHARES

Portfolio shares may be sold at any time by the separate accounts of the Participating Insurance Companies. INDIVIDUALS MAY NOT PLACE SELL ORDERS DIRECTLY WITH THE FUND. Redemption orders from separate accounts received in proper form by the Participating Insurance Company on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Fund in proper form on the next business day. The Participating Insurance Company is responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company for more information about selling Portfolio shares.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Portfolio will declare and pay dividends from net investment income annually but may declare and pay dividends twice annually.

Each Portfolio generally will distribute any net capital gains that it has realized once per year but it may distribute these gains twice annually.

Distributions will be reinvested in the relevant Portfolio unless instructed otherwise by the relevant Participating Insurance Company.

Portfolio dividends and distributions are taxable to most investors. Since each Portfolio's shareholders are the Participating Insurance Companies and their separate accounts, no discussion is included as to the Federal income tax consequences to Policy owners. For this information, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company.

Participating Insurance Companies should consult their tax advisers about federal, state and local tax consequences.

                              FINANCIAL HIGHLIGHTS

The tables below describe each Portfolio's performance for the fiscal periods indicated. Certain information reflects financial results for a single Portfolio share. "Total return" shows how much your investment in a Portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The information in the tables has been independently audited by Anchin, Block & Anchin LLP, whose report, along with the Portfolios' financial statements, is included in the Fund's annual report which is available upon request. Keep in mind that fees and charges imposed by Participating Insurance Companies, which are not reflected in the tables, would reduce the investment returns that are shown.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                                 PERIOD FROM
                                                                  9/1/98* TO
                                                                   12/31/98
                                                                  ----------
Net asset value, beginning of period .......................       $ 10.00
                                                                    ------
Income (loss) from investment operations:
  Net investment income (loss) .............................         (0.04)
  Net realized and unrealized gain (loss) ..................          1.27
                                                                    ------
Total from investment operations ...........................          1.23
                                                                    ------
Less distributions from and in excess of:
  Net investment income ....................................            --
  Net realized gains .......................................            --
                                                                    ------
  Total distributions ......................................            --
                                                                    ------
Net asset value, end of period .............................       $ 11.23
                                                                    ======

TOTAL RETURN (A) ...........................................         12.3%
RATIOS AND SUPPLEMENTAL DATA:
Net asset value, end of period (000s) ......................       $   513
Ratios to average net assets:
  Net expenses (b) .........................................         1.60%
  Gross expenses (b) .......................................        48.67%
  Net investment income (b) ................................       (0.58)%
Portfolio turnover rate ....................................            7%

SEE NOTES TO FINANCIAL HIGHLIGHTS.

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                     PERIOD FROM
                                                      YEAR ENDED     11/4/97* TO
                                                       12/31/98       12/31/97
                                                      ----------     ----------

Net asset value, beginning of period ...............  $   9.49         $ 10.00
                                                        ------          ------
Income (loss) from investment operations:
  Net investment income (loss) .....................      0.06            0.04
  Net realized and unrealized gain (loss) ..........     (2.23)          (0.51)
                                                        ------          ------
Total from investment operations ...................     (2.17)          (0.47)
                                                        ------          ------
Less distributions from and in excess of:
  Net investment income ............................     (0.06)          (0.04)
  Net realized gains ...............................        --              --
                                                        ------          ------
  Total distributions ..............................     (0.06)          (0.04)
                                                        ------          ------
Net asset value, end of period .....................  $   7.26        $   9.49
                                                        ======          ======

TOTAL RETURN (A) ...................................   (22.9)%          (4.7)%
RATIOS AND SUPPLEMENTAL DATA:
Net asset value, end of period (000s) ..............   $ 1,249         $ 1,429
Ratios to average net assets:
  Net expenses (b) .................................     1.80%           1.80%
  Gross expenses (b) ...............................    14.37%          23.17%
  Net investment income (b) ........................     0.83%           1.96%
Portfolio turnover rate ............................       44%              0%


Notes to Financial Highlights:

 *  Commencement of operations.

(a) Total Returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Periods of less than one year are not annualized.

(b) Annualized for periods of less than one year.

PERFORMANCE INFORMATION OF PUBLICLY OFFERED SERIES OF THE LAZARD FUNDS, INC.--THIS IS NOT THE PORTFOLIOS' PERFORMANCE
===============================================================================

Set forth below is total return and average annual total return information for the Institutional Shares of publicly offered series of The Lazard Funds, Inc., which have the same investment objective and follow substantially the same investment policies and strategies as the corresponding Portfolios offered in this Prospectus, and for appropriate securities indices. This is not performance data for the Portfolios and investors should not consider this performance data as an indication of the future performance of the Portfolios offered in this Prospectus. The performance figures below reflect the deduction of the historical fees and expenses paid by the Institutional Shares of the Lazard public funds, and not those to be paid by the Portfolios. The figures also do not reflect the deduction of charges or expenses attributable to VA contracts or VLI policies. Policy owners should refer to the applicable insurance company disclosure documents for information on such charges and expenses. Additionally, although it is anticipated that each Portfolio and its corresponding Lazard public fund will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and in cash flow resulting from purchases and redemptions of Portfolio shares may result in different security selections, differences in the relative weightings of securities or differences in the price paid for particular portfolio holdings.

The total return and average annual total return for the Institutional Shares of the corresponding Lazard public funds and securities indices for the indicated periods ended December 31, 1998, as calculated pursuant to SEC guidelines, were:

                                                       TOTAL RETURN                  AVERAGE ANNUAL TOTAL RETURN
NAME OF PUBLIC FUND AND INDEX                 PERIOD ENDED DECEMBER 31, 1998        PERIOD ENDED DECEMBER 31, 1998    TOTAL ANNUAL
-----------------------------             ---------------------------------------   --------------------------------    OPERATING
                                             ONE      THREE    FIVE       SINCE      ONE     THREE   FIVE   SINCE        EXPENSES
                                             YEAR     YEARS    YEARS   INCEPTION*    YEAR    YEARS   YEARS INCEPTION*    12/31/98
                                          ---------------------------------------   ---------------------------------    --------
Lazard International Equity Portfolio       16.04%   50.09%    70.21%   114.93%     16.04%   14.49%  11.22% 11.26%        0.90%
MSCI EAFE Index**                           20.00%   29.52%    55.24%    81.20%     20.00%    9.00%   9.19%  8.65%          --

Lazard Emerging Markets Portfolio          (23.49%) (14.72%)     --     (20.86%)   (23.49%)  (5.17%)    --  (5.10%)        1.28%***
MSCI Emerging Markets Free Index**         (25.34%) (30.01%)     --     (33.60%)   (25.34%) (11.22%)    --  (8.70%)         --
IFC Investable Total Return Index**        (22.02%) (27.28%)     --     (33.87%)   (22.02%) (10.07%)    --  (8.85%)         --

-------------
  * Inception dates for Institutional Shares are: Lazard International Equity Portfolio--October 29, 1991 and Lazard Emerging Markets Portfolio--July 15, 1994.
 ** The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged and have no fees or costs. The Morgan Stanley Capital International, Europe, Australasia and Far East Index (EAFE Index) is a broadly diversified international index composed of the equity securities of approximately 1,000 companies located outside the United States. The MSCI Emerging Markets Free Index is comprised of emerging market securities in countries open to non-local investors that are compiled by Morgan Stanley Capital International. The IFC Investable Total Return Index is a market capitalization-weighted index of emerging markets securities that represent approximately 65% of all securities based on market capitalization compiled by the International Finance Corporation. Effective January 1, 1998, Lazard Emerging Markets Portfolio changed its comparative index to the MSCI Emerging Markets Free Index from the IFC Investable Total Return Index. The Investment Manager feels that this index provides a more accurate comparison given the Portfolio's investment objective.
 ***Reflects a partial waiver of fees. Without such waiver, the Total Annual
    Operating Expenses would have been higher and the total returns and average annual total returns would have been lower.

For more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on each Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

-------------------------------------------------------------------------------
YOU CAN GET FREE COPIES OF REPORTS AND THE SAI, OR REQUEST OTHER INFORMATION AND DISCUSS YOUR QUESTIONS ABOUT THE PORTFOLIOS BY CONTACTING THE FUND AT:

                         LAZARD RETIREMENT SERIES, INC.
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112
                            TELEPHONE: 1-800-823-6300
                           HTTP://WWW.LAZARDFUNDS.COM
--------------------------------------------------------------------------------

You can review the Fund's Reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   o  Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-8071